SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 18, 1999
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        PHYSICIAN COMPUTER NETWORK, INC.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-19666
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                            (Commission File Number)


                                   22-2485688
         --------------------------------------------------------------
                        (IRS Employer Identification No.)


                             1200 The American Road
                         Morris Plains, New Jersey 07950
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (973) 490-3100
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   Other Matters.
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          In April  1998,  Physician  Computer  Network,  Inc.  (the  "Company")
announced, among other things, that the Company's financial statements as of and for the year ended December 31, 1996 would have to be restated and the Company's independent auditors at that time, KPMG Peat Marwick ("KPMG"), had withdrawn their auditors' report on the Company's consolidated financial statements as of and for the year ended December 31, 1996.

          In August 1998, the Company reported that the auditor/client relationship between the Company and KPMG had been terminated and that the Company had engaged Arthur Andersen LLP to conduct an audit of the Company's consolidated financial statements for the years ended December 31, 1998, 1997 and 1996. That audit has recently been completed.

          At this time, the Company is in the process of preparing its Annual Report on Form 10-K for the year ended December 31, 1998. The Company expects to have its Annual Report completed and filed with the Securities and Exchange Commission in the near future. However, since completion of the Annual Report is expected to take at least several weeks, the Company is filing its consolidated financial statements as of December 31, 1998, 1997 and 1996, together with the Report of Arthur Andersen LLP thereon (the "Financial Statements"), as part of this Form 8-K. Other than containing the Financial Statements, this Form 8-K does not contain any of the information and disclosure required to be included in the Form 10-K, is not intended to satisfy the requirement that the Company file a Form 10-K and is not being filed in lieu of the filing of a Form 10-K.


ITEM 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.
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          (c)  Exhibits.
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          Exhibit 1  --  Physician Computer Network, Inc.
                         Consolidated Financial Statements as of
                         December 31, 1998, 1997 and 1996,
                         together with Report of Independent
                         Public Accountants.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PHYSICIAN COMPUTER NETWORK, INC.
                                             (REGISTRANT)


     Date: August 18, 1999       By:   /S/ PAUL ANTINORI
                                             Paul Antinori
                                             Vice President

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EXHIBIT INDEX

          Exhibit 1  --  Physician Computer Network, Inc.
                         Consolidated Financial Statements as of
                         December 31, 1998, 1997 and 1996,
                         together with Report of Independent
                         Public Accountants.